John Iannone Senior Vice President, Investor & Public Relations 304-905-7021 Investor Presentation (Q4 2020) (WSBC financials as of the three months ended 30 September 2020)

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2019 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarters ended March 31, June 30, and September 30, 2020, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A and under “Risk Factors” in Part II, Item 1A of WesBanco’s March 31, 2020 Quarterly Report on Form 10-Q. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions including the effects of the COVID-19 pandemic; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

Key Differentiators Balanced loan and deposit distribution across footprint Diversified earnings streams built for long-term success Strong market positions in economically diverse, major markets with positive demographic trends Robust legacy deposit base, enhanced by shale gas royalties Balanced and Diversified with Unique Long-Term Advantages Distinct and Well-Executed Long-Term Growth Strategies Legacy of Credit Quality, Risk Management, and Shareholder Focus Diversified growth engines with distinct strategies and established lending and wealth management teams Solid fee income generation led by wealth management Focus on positive operating leverage built upon a culture of expense management Strong legacy of credit quality and regulatory compliance Seven consecutive “outstanding” CRA ratings since 2003 Critical, long-term focus on shareholder return through earnings growth and effective capital management History of successful franchise-enhancing acquisitions WesBanco – an evolving regional financial services institution, with a community bank at its core, focused on enhancing shareholder value

Balanced and Diversified

- Strong market positions across legacy and major metropolitan markets
- Balanced loan and deposit distribution across diverse regional footprint
- Diversified revenue generation engines supported by unique advantages
- Well-executed long-term growth strategies

Strong Market Positions in Major Markets



Ohio
Pennsylvania
Indiana
West Virginia
Kentucky
Virginia
Indianapolis
Dayton
Columbus
Cincinnati
Louisville
Fort Knox
Frankfort
Lexington
Huntington
Charleston
Wheeling
Pittsburgh
Morgantown
Baltimore
Washington D.C.
Lexington Park
#15
#13
#18
#11
#1
#1
#9
#3
#11
#13
#15
#5
State rankings: KY #11; MD #9; OH #16; WV #3

Broad and Balanced Market Distribution



Loans
WV 18%
OH 26%
PA 12%
IN 5%
KY 14%
MD 25%



Deposits
WV 28%
OH 19%
PA 13%
IN 5%
KY 16%
MD 19%

Note: loan and deposit data as of 9/30/2020 (loan distribution excludes SBA PPP loans which were internally recorded in WV); location data as of 10/31/2020; market share based on 2020 MSA deposit rankings (approximated on map by circle; exclusions: Baltimore MSA – Capital Funding Bancorp; Pittsburgh MSA – BNY Mellon; Washington, D.C. MSA – E*Trade Financial Corp. and Workers United; state of OH – National Consumer Cooperative Bank) (source: S&P Global Market Intelligence)

3

Investment Rationale Well-capitalized with solid liquidity and strong credit quality Balanced financial services company with a diversified earnings stream and a strong legacy of credit and risk management Disciplined growth that delivers positive operating leverage with emphasis on customer service to ensure relationship value that meets customer needs efficiently and effectively Focus on shareholder value through earnings growth and effective capital management Distinct, and well-executed, long-term growth strategies built upon unique long-term advantages Core funding advantage provides competitive pricing advantage Presence in diversified major markets supported by positive demographics and established lending and wealth management teams Solid wealth management business led by century-old, $4.6B trust operation Fundamental focus on expenses, enhanced by consolidated back-office functions in lower cost markets WesBanco – well-positioned for continued, high-quality growth Note: assets as of 9/30/2020

Strategies for Near-Term Success

Successfully Helping Others During the Pandemic Note: deferral data reflects all initial loan deferrals accepted and closed by customers since March 2020 Protected employees and customers by working remote, implementing appropriate safety protocols, and continuously serving customers via both drive-up capabilities and in-person by appointment Supported more than 250 charitable organizations across our six-state footprint with grants totaling $550,000, which were in addition to normal philanthropic efforts Assisted more than 7,200 existing and new customers secure Small Business Administration Payroll Protection Program loans, ~83% of which are <$150,000 Helped ~3,600 customers worry about one less thing by ensuring appropriate cash reserves through this unprecedented time with primarily 90-day loan deferrals 2,300 small business and commercial customers 550 residential mortgage customers 490 consumer loan customers 230 home equity loan customers ~95% of initial loan deferrals did not request a second

Customer Support Efforts During the Pandemic Note: deferral data as of 10/30/2020 reflects loan deferrals accepted and closed by customers including 116 2nd deferrals for $126MM ‘% Category’ and ‘% Total Loans’ calculations based on 9/30/2020 balances and excludes ~7,200 SBA PPP loans totaling $853.1MM (as of 9/30/2020), unless otherwise noted One of the first banks to launch initiatives to help impacted customers Pandemic-related loan deferral balances down 88% from May 2020 peak 2nd deferral requests handled on a case-by-case basis, with normal credit review

Q3 2020 Loan Portfolio Diversification Note: loan data as of quarter ending 9/30/2020; SBA PPP loans totaled $853.1MM and are reflected in the ‘C&I’ (left chart) and ‘All Other Loans’ (right chart) categories Focus on balanced loan distribution across six-state footprint and strategic loan growth and diversification, based upon prudent credit standards Strong legacy of credit and risk management $11.0 Billion Loan Portfolio Loan Categories Disrupted by Pandemic

Q3 2020 Hotel Portfolio Note: all loan balances as of 9/30/2020 and exclude SBA PPP loans 206 loans with $727MM total loan balance Average loan-to-value ~60% Average debt service coverage ratio ~1.6x Most hotels in suburban markets, and near major highways and office parks 17% in shale gas markets No resort or destination-type properties Service type (loan balance distribution): 70% limited service/boutique/economy 26% extended stay 4% full service

Selected Commercial Loan Portfolio Details Retail Portfolio Restaurant Portfolio Direct Energy Portfolio 1,371 retail loans with $902MM total loan balance Loan balance distribution as % of total loans R/E – shopping center: 2.9% R/E – other retail: 2.5% Retail sales / other: 1.5% Gasoline/convenience: 1.1% Automobile dealers: 0.9% Loan size Average loan ~$658,000 83% less than $1MM 15% between $1-5MM 1% between $5-10MM 1% greater than $10MM Largest loan $29MM [R/E] 589 restaurant loans with $164MM total loan balance Loan balance distribution as % of total loans Limited service: 0.9% Full service: 0.6% Bar/tavern/other: 0.1% Limited service franchise loan balance distribution: McDonalds: 21% Burger King: 16% White Castle: 8% KFC: 9% Loan size Average loan ~$279,000 92% less than $1MM 8% between $1-5MM Largest loan $4MM 131 oil, gas, and mining loans with $36MM total loan balance, representing 0.4% of total loans Minimal exposure to the energy industry in general, and to shale gas industry in particular The energy industry is a minimal component of the economies in our footprint Loan size Average loan ~$278,000 92% less than $1MM 7% between $1-5MM 1% between $5-10MM Largest loan $8MM Note: all loan balances as of 9/30/2020 and exclude SBA PPP loans; ‘Retail Portfolio’ excludes ‘Restaurant Portfolio’ (shown separately) and does not include mixed use properties

Tier 1 Risk-Based Capital Ratio Strong Capital Position Strong regulatory capital ratios significantly above both regulatory requirements and well-capitalized levels; and, higher tangible equity levels Enhanced by the August 2020 issuance of $150 million of preferred stock Note: financial data as of quarter ending 12/31; current year data as of 9/30/2020; CECL accounting standard adopted January 1, 2020 by WSBC; peer bank group as of 9/30/20 includes all U.S. banks with total assets of $10B to $25B from S&P Global Market Intelligence (as of 10/31/2020) and represent simple averages; please see the reconciliations in the appendix Tangible Equity to Tangible Assets Well-Capitalized 8.0% Required 6.0% Peers 13.30% Peers 9.80% TARP preferred shares +1.46% WSBC preferred stock +0.94%

Strategies for Long-Term Success

Long-Term Growth Strategies Focus on Delivering Positive Operating Leverage Strong Legacy of Credit Quality, Risk Management, and Compliance Diversified Loan Portfolio with C&I and Home Lending Focus Long History of Strong Wealth Management Capabilities Retail Banking Service Strategies & Core Deposit Advantage Franchise-Enhancing Expansion within Contiguous Markets

Diversified Loan Portfolio

- Focus on strategic diversification, growth, and credit quality
  - Balance disciplined loan origination with prudent lending standards
  - Focus on C&I and home equity lending
  - Key offerings include treasury management, foreign exchange, cyber security, and lockbox services
  - Strong residential mortgage program
- Average loans to average deposits ratio of 90.9% provides opportunity for continued loan growth
  - Low cost of deposits provides a competitive advantage in the typical higher cost Mid-Atlantic market
- Manageable lending exposures

$11.0 Billion Loan Portfolio



Comm'l R/E: Improved Property 46%
Comm'l & Industrial 23%
Consumer 3%
HELOC 6%
Residential R/E 16%
Comm'l R/E: Land, Construction 6%

Five-Year CAGR

Loan Category	Total	Organic
C&I	18%	5%
HELOC	10%	2%
Comm'l R/E (Total)	21%	1%
Residential R/E	8%	(1%)
Consumer	(4%)	(9%)

Note: loan and deposit data as of quarter ending 9/30/2020; SBA PPP loans of $853MM are reflected in the C&I category (pie chart); CAGR based on 9/30/2015 and excludes SBA PPP loans (since 2016, ~40-50% of residential R/E mortgage originations (dollar volume) are sold into the secondary market except 3Q2020 when ~75% were sold); organic CAGR excludes loans acquired from Old Line Bancshares (11/22/19), Farmers Capital Bank Corporation (8/20/2018), First Sentry Bancshares (4/5/2018), and Your Community Bankshares (9/9/2016)

14

Private Banking $890MM in private banking loans and deposits 3,100+ relationships Growth opportunities from shale-related private wealth management Expansion opportunities in KY, IN, and Mid-Atlantic Strong Wealth Management Capabilities Note: assets, loans, deposits, and clients as of 9/30/2020; chart financials as of 12/31 unless otherwise stated Private Banking Loans and Deposits (as of 12/31) ($MM) Trust & Investments $4.6B of trust and mutual fund assets under management 6,000+ relationships Growth opportunities from shale-related private wealth management Expansion opportunities in KY, IN, and the Mid-Atlantic WesMark Funds – six proprietary funds across equities, bonds, and tactical assets Securities Brokerage Securities investment sales Licensed banker program Investment advisory services Regional player/coach program Expand external business development opportunities Expansion opportunities in KY, IN, and Mid-Atlantic CAGR 38% Insurance Personal, commercial, title, health, and life Expand title business in all markets Applied quotation software utilization (personal) Third-party administrator (TPA) services for small business healthcare plans Trust Assets (Market Value as of 12/31) ($B) CAGR 4% $890

Focus on Positive Operating Leverage Disciplined growth, balanced by a fundamental focus on expense management and supported by franchise-enhancing acquisitions, in order to deliver positive operating leverage and enhance shareholder value Note: financial data as of 12/31; current year-to-date (YTD) data as of 9/30/2020; balance sheet data as of period ends; Efficiency Ratio presented on a fully taxable-equivalent (FTE) and annualized basis; please see the reconciliations in the appendix YCB Merger (Sep-16) ESB Merger (Feb-15) Fidelity Merger (Nov-12) $10B Asset Threshold Preparations Begun Lending & Revenue Diversification Strategy Begun Assets up 207% Efficiency Ratio down 798bp FTSB Merger (Apr-18) FFKT Merger (Aug-18) OLBK Merger (Nov-19) “Durbin Amendment” Impact Begun (Jul-19) Start of Pandemic & Fed Funds Rate Cut to 0.0-0.25% (Mar-20)

Technology to Drive Revenue and Save Costs Approximately 70% of retail customers utilize online or mobile banking services, averaging approximately four million logins per month On average, approximately 50% of residential mortgage applications and approximately 250 deposit account openings are done online each month Note: digital statistics as of 3Q2020; online residential mortgage applications and deposit account opening capabilities launched July 2019

Franchise Expansion Targeted acquisitions in existing markets and new higher-growth metro areas Long-term focus on appropriate capital management to enhance shareholder value Strong capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly Diligent efforts to maintain a community bank-oriented, value-based approach to our markets History of successful acquisitions that have improved earnings Contiguous Markets Radius Franchise-Enhancing Acquisitions OLBK: announced Jul-19; closed Nov-19 FFKT: announced Apr-18; closed Aug-18 FTSB: announced Nov-17; closed Apr-18 YCB: announced May-16; closed Sep-16 ESB: announced Oct-14; closed Feb-15 FSBI: announced Jul-12; closed Nov-12 AmTrust: announced Jan-09; closed Mar-09 OAKF: announced Jul-07; closed Nov-07 Note: AmTrust was an acquisition of five branches YCB FFKT FTSB OAKF ESB & FSBI OLBK AmTrust branches

Recent Successes and Accolades Named to Newsweek magazine's inaugural ranking of America's Best Banks, recognizing those banks that best serve their customers needs, as well as being named the Best Big Bank in the state of West Virginia The Central Ohio market of WesBanco Bank was awarded a “Top Workplaces” honor by Columbus C.E.O. magazine for the fifth consecutive year The Western Pennsylvania market of WesBanco Bank was awarded a “Top Workplaces” honor by The Pittsburgh Post Gazette for the third consecutive year WesBanco Bank received the America Saves Designation of Savings Excellence for Banks, a designation from America Saves Bauer Financial again awarded WesBanco their highest rating as a “five-star” bank The FDIC awarded WesBanco Bank it’s 7th consecutive composite “Outstanding” rating for its most recent CRA performance Based 100% on customer satisfaction and consumer feedback, WesBanco Bank was again named to the second-annual Forbes list of the World’s Best Banks For the 10th time since the list’s inception in 2010, WesBanco Bank was named to the Forbes list of the Best Banks in America – coming in as the 7th best bank Kroll Bond Rating Agency assigned senior unsecured debt ratings of BBB+ to WesBanco, Inc. and A- to WesBanco Bank, Inc. Note: Kroll Bond Rating Agency rating report issued 8/4/2020

Financial Overview

Financial and Operational Highlights – Q3 2020 Note: financial and operational highlights during the quarter ended September 30, 2020; loan growth includes approximately $853.1 million of loans funded through the Small Business Administration’s Paycheck Protection Program (“SBA PPP”), as established by the CARES Act; Old Line Bancshares, Inc. (“OLBK”) financial results included in WSBC results since merger consummation date of 11/22/2019 (1) Non-GAAP measure – please see reconciliation in appendix WesBanco is well-capitalized with solid liquidity and a strong balance sheet Issued $150 million of non-cumulative perpetual preferred stock depositary shares Total risk-based capital ratio 17.18% Strong growth in pre-tax, pre-provision income Double-digit organic growth in both loans and deposits Mortgage banking income increased to a record level due to a high volume of originations Continued emphasis on expense management Announced financial center optimization plan Key credit quality metrics remained at low levels and favorable to peer bank averages Pre-Tax, Pre-Provision Income(1) $68.9 million, +33.8% YoY Net Income and Diluted EPS(1) $44.2 million; $0.66/diluted share Efficiency Ratio(1) 55.23% Mortgage Banking Income $8.5 million, +228.0% YoY Organic Loan Growth +10.0% YoY Organic Deposit Growth (x-CDs) +12.9% YoY

Key Metrics – Q3 2020 Note: PTPP = pre-tax, pre-provision; OLBK financial results included in WSBC results since merger consummation date of 11/22/2019 Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses

Favorable Operating Metrics Disciplined execution upon growth strategies providing strong performance compared to all U.S. banks with total assets from $10B to 25B (note: 2020 comparability impacted by timing of the adoption of CECL accounting standard and economic assumptions used by each bank) Note: financial data as of 12/31 YTD; current YTD data as of 9/30/2020; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of each period) from S&P Global Market Intelligence (as of 10/31/2020) and represent simple averages (ROATE & ROAA are S&P calculations; Efficiency & NIM are company-reported); Efficiency & NIM presented on a fully taxable-equivalent (FTE) and annualized basis; please see the reconciliations in the appendix Efficiency Ratio Return on Average Assets Return on Average Tangible Equity Net Interest Margin

Benefits of Core Deposit Funding Advantage Robust legacy deposit base, enhanced by shale energy-related royalties, provides funding advantage in Mid-Atlantic market Reflecting the significantly lower interest rate environment, aggressively reduced deposit rates beginning in March 2020 During the last five years: Total deposits (excluding CDs) have grown organically at a 7% CAGR Total demand deposits have grown organically at a 12% CAGR to represent 55% of total deposits Note: pie charts reflect quarterly averages; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of most recent period) from S&P Global Market Intelligence (as of 10/31/2020) and represent simple averages Avg Deposits as of 9/30/2020 Funding Cost Interest-Bearing = 0.26% Total Deposits = 0.18% [Peer Average Total Deposit Cost = 0.33%] Avg Deposits as of 9/30/2019 Funding Cost Interest-Bearing = 0.71% Total Deposits = 0.51% [Peer Average Total Deposit Cost = 0.82%] Avg Deposits as of 9/30/2015 Funding Cost Interest-Bearing = 0.31% Total Deposits = 0.24% [Peer Average Total Deposit Cost = 0.27%] Total DD 40% Total DD 53% Total DD 55%

Strong legacy of credit and risk management Based upon conservative underwriting standards and approval processes Centralized back-office and loan funding functions Mature enterprise risk management program headed by Chief Risk Officer addressing key risks in all business lines and functional areas Enhanced compliance and risk management system and testing platform Strong and scalable BSA/AML function Examined by CFPB for consumer compliance supervision Strong and improving regulatory capital ratios significantly above regulatory requirements, and high tangible common equity (TCE) levels Seven consecutive “outstanding” CRA ratings since 2003 Risk Management and Regulatory Compliance Tier 1 Risk-Based Capital Ratio Tier 1 Leverage Capital Ratio Note: capital ratios enhanced by August 2020 issuance of $150MM of preferred stock; Old Line Bancshares merger closed November 2019; effective 4Q2019, as required by the Dodd- Frank Act for financial institutions with total assets >$15B, Tier 1 Capital Ratios negatively impacted by the movement of ~$130MM of TruPS from Tier 1 to Tier 2 risk-based capital memo Well-Capitalized 8.0% Required 6.0% memo Well-Capitalized 5.0% Required 4.0%

Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Favorable asset quality measures compared to all U.S. banks with total assets from $10B to 25B (note: 2020 ACL comparability impacted by timing of the adoption of CECL accounting standard and economic assumptions used by each bank) Strong Legacy of Credit Quality Note: financial data as of quarter ending 12/31; current year data as of 9/30/2020; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of each period) from S&P Global Market Intelligence (as of 10/31/2020) and represent simple averages

Returning Value to Shareholders Focus on appropriate capital allocation to provide financial flexibility while continuing to enhance shareholder value through earnings growth and effective capital management Capital management strategy: dividends, share repurchases, acquisitions Q3 2020 dividend yield 5.3%, compared to 3.6% for bank group Share repurchase program currently suspended due to COVID-19 pandemic Note: dividend through May 2020 declaration announcement; WSBC dividend payout ratio based on earnings per share excluding merger-related costs and including impact from adoption of the new Current Expected Credit Losses (“CECL”) accounting standard; WSBC dividend yield based upon 10/31/2020 closing stock price of $24.29; peer bank group as of 9/30/20 includes all U.S. banks with total assets of $10B to $25B from S&P Global Market Intelligence (as of 10/31/2020) and represent simple averages Tangible Common Book Value per Share ($) Quarterly Dividend per Share ($) +129% +77%

Appendix

Pennsylvania Long-Term Funding and Growth Advantages Source: demographic data pulled April 2018 (source: S&P Global Market Intelligence); Marcellus & Utica shale data from US Department of Energy and PA Department of Community and Economic Development Columbus Morgantown Charleston Huntington ? Shale Formations & Infrastructure Marcellus Shale region Utica Shale region Shell cracker plant proposed cracker plant proposed Appalachia storage ? Wheeling Marcellus and Utica shale basins are largest natural gas fields in the U.S. Largest economic development in the tri-state area during the last several decades Significant downstream manufacturing and other businesses to evolve Projected to have a 5-7x multiplier effect on associated business activity Represents a core funding advantage for WesBanco with monthly deposit flows that are relatively “sticky”

The increase in the allowance and related provision for credit losses was related to the COVID-19 related adjustments partially offset by improvement in the macroeconomic forecast and changes in prepayment assumptions and the loan portfolio Allowance coverage ratio of 1.68%, or, excluding SBA PPP loans, 1.83% Excludes fair market value adjustments on previously acquired loans representing 0.43% of total portfolio loans Current Expected Credit Loss (CECL) – Q3 2020 Note: ACL at 9/30/2020 excludes off-balance sheet credit exposures of $10.8 million; on January 1, 2020, WSBC adopted the CECL accounting standard (prior to this date, the allowance for credit losses was calculated under the incurred method) Economic Factors Portfolio Changes / Other Pandemic Qualitative Factors Changes to macroeconomic variables Includes changes in both quantitative and qualitative economic factors Changes in prepayment speeds Changes in portfolio mix Changes in credit quality Aging of existing portfolio ($000s) Qualitative adjustments for COVID-19 pandemic, regional macroeconomic factors and hospitality industry classification loans

Total Portfolio Loans ($MM) – Q3 2020 Note: OLBK financial results included in WSBC results since merger consummation date of 11/22/2019 Funded nearly 7,200 SBA PPP loans YTD totaling ~$853MM (as of 9/30/2020)(recorded in C&I loan category) Q3 CRE loan YoY organic growth of 4.9% was driven by new production (mainly multi-family in metro markets), funding of 2019 originations, and lower payoffs compared to last year Q3 residential real estate loan levels were impacted by keeping a smaller percentage of the record $394 million of Q3 mortgage origination dollar volume (~50% refi) on the balance sheet Sales to the secondary market increased significantly to 75% (vs. 50% both LY and LQ)

Net Interest Margin (NIM) – Q3 2020 NIM negatively impacted by the low interest rate environment and flattening of the yield curve The Federal Reserve Board’s target federal funds rate was reduced 225bp from July 2019 through March 2020 Aggressively reduced deposit rates beginning in late-March, which helped to lower deposit funding costs Managed FHLB borrowings to shorten maturities and lower interest rates Funding of SBA PPP loans benefited NIM by a net 2bp Note: OLBK financial results included in WSBC results since merger consummation date of 11/22/2019

Reconciliation: Tangible Equity to Tangible Assets Note: Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009; Oak Hill Financial closed November 2007

Reconciliation: Efficiency Ratio & Operating Leverage Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009

Reconciliation: Pre-Tax, Pre-Provision Income (PTPP) and Ratios Note: Old Line Bancshares merger closed November 2019

Reconciliation: Net Income, EPS & Tangible Book Value per Share Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019

(1) three-, six-, and nine-month (as applicable) figures are annualized Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015 Reconciliation: Return on Average Assets

(1) three-, six-, and nine-month (as applicable) figures are annualized; amortization of intangibles tax effected at 21% for 2018 forward, and 35% for all prior periods Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015 Reconciliation: Return on Average Tangible Equity